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                                                            Exhibit 23.1

                   CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Live Person, Inc.:

      We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                         /s/ KPMG

New York, New York
January 28, 2000